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                                                                    Exhibit 10.2

[LOGO]                                              American National Bank
                                                    and Trust Company of Chicago

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                    INTERCREDITOR (SUBORDINATION) AGREEMENT
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     THIS INTERCREDITOR (SUBORDINATION) AGREEMENT ("Agreement") is effective as of the 31st day of July, 2000 by and between Richard A. Dolan, an individual ("Creditor") and American National Bank and Trust Company of Chicago ("Bank").

     WHEREAS, Creditor deems the extension of credit to Alltech Associates, Inc., an Illinois corporation "Borrower") necessary or desirable to the conduct and operation of Borrower's business and therefore beneficial to its interest as a creditor of Borrower and desires that Bank extend or continue to extend credit to Borrower;

     WHEREAS, the term "Creditor Indebtedness" shall mean the $2,500,000.00 debt owed to Creditor by Borrower evidenced by a Note of even date herewith, including any amendments, extensions and modifications thereto, together with all other indebtedness of Borrower to Creditor (including, without limitation, all debts, claims, indebtedness and all interest thereon) heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced or incurred;

     WHEREAS, to induce Bank to grant credit to Borrower pursuant to the Loan and Security Agreement dated July 31, 2000, as amended or replaced from time to time ("Loan Agreement"), Creditor has agreed to subordinate the Creditor Indebtedness to all claims which Bank may now or hereafter have against Borrower and/or any guarantor thereof on account of indebtedness owing to Bank pursuant to any Note or other instrument or document executed pursuant thereto or in connection therewith; and

     NOW THEREFORE, to induce Bank to grant credit to Borrower pursuant to the Loan Agreement and in consideration of the making of the loan pursuant thereto and for other valuable consideration, receipt of which is hereby acknowledged, the undersigned do hereby agree as follows:

     1. Creditor hereby subordinates the Creditor Indebtedness to any and all sums, debts, demands, claims, liabilities or causes of action for which Borrower may be liable to Bank pursuant to the Loan Agreement and/or pursuant to any note, security agreement, guaranty or other instrument or document executed pursuant thereto or in connection therewith (herein collectively called the "Bank Indebtedness ").

     2 Creditor hereby subordinates all security interests, liens, encumbrances and claims which in any way secure the Creditor Indebtedness (herein collectively called the "Creditor Collateral") to all security interests, liens, encumbrances and claims which in any way secure the payment of the Bank Indebtedness (herein collectively called the "Bank Collateral") specifically including but not limited to the Loan Agreement.

     3. Creditor agrees to instruct Borrower not to pay, and Creditor agrees not to accept payment of or seek to enforce against Borrower the Creditor Indebtedness, unless and until Bank has notified Creditor, in writing, that the Bank Indebtedness has been paid in full; provided that Creditor shall be entitled to receive payments from or on behalf of Borrower of interest only so long as Creditor shall not have been notified in writing by the Bank that Borrower has breached, violated or not performed any of its covenants or obligations under the Loan Agreement, or is otherwise in default

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pursuant to or in connection with the Bank Indebtedness or the Loan Agreement;
and provided further that Creditor may receive additional amounts upon Bank approval. In the event Bank shall seek to enforce its rights as a secured party under the Bank Collateral, Creditor shall have the right to initiate proceedings to enforce its rights in, to and under the Creditor Collateral subject to the priority interest hereunder of Bank; provided further that to the extent the rights of Bank in, to and under the Bank Collateral shall be jeopardized or lessened thereby, or in the event of the concurrent enforcement by Bank of its rights in, to and under the Bank Indebtedness and/or Bank Collateral, any and all proceeds of, or interests in and to, the Creditor Collateral obtained by Creditor pursuant to any such enforcement proceedings shall inure to and be paid to Bank to the extent of any then unpaid balance of the Bank Indebtedness.

     4. Creditor agrees to turn over to Bank any sum or sums at any time paid, or received by Creditor in violation of the terms of this Agreement and to reimburse Bank for all costs, including reasonable attorneys' fees, incurred by Bank in the course of collecting the sum or sums should Creditor fail to voluntarily turn over same to Bank.

     5.Creditor represents and warrants to Bank that Creditor has not assigned or transferred the Creditor Indebtedness or Creditor Collateral, or any interest therein, to any person, firm, association, corporation or party, that Creditor will make no such assignment or transfer, and that all agreements, instruments and documents evidencing the Creditor Indebtedness and Creditor Collateral will be endorsed with a proper notice of this Agreement. Creditor shall have the right to assign the Creditor Indebtedness provided that any such assignment shall only be made upon prior written notice to Bank, and consent of Bank, and shall be made expressly subject to the rights of the Bank hereunder conspicuously noted in writing on any such assignment.

     6. Bank is hereby authorized by Creditor to: (a) renew, compromise, extend, or otherwise change the time of payment or any other terms of the Bank Indebtedness under the Loan Agreement; (b) exchange, enforce, waive or release any security therefor; or (c) apply such security and direct the order or manner of sale thereof in such manner as the Bank may in its sole discretion determine, all without notice to Creditor and without affecting the subordination provided by this Agreement; provided further that Bank shall not accelerate the time of payment of the Bank Indebtedness unless otherwise permitted by the Loan Agreement or related documents and/or the Bank Indebtedness or increase the rate of interest payable thereon or any part thereof other than as permitted in the Loan Agreement or related documents and/or the Bank Indebtedness.

     7. Creditor further agrees that upon any distribution of the assets or readjustment of the indebtedness of Borrower whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the indebtedness hereby subordinated, or the application of the assets of Borrower to the payment or liquidation thereof. Bank shall be entitled to receive payment in full of any and all Bank Indebtedness of any kind whatsoever then owing to Bank by Borrower (including without limitation, obligations under interest rate hedging agreements and post-petition interest whether or not enforceable) prior to the payment of all or any part of the Creditor Indebtedness, and in order to enable Bank, to enforce its rights hereunder in any such action or proceeding. Bank is hereby irrevocably authorized and empowered in its discretion to make and present for and on behalf of Creditor such proofs of claims against Borrower on account of the Creditor Indebtedness as Bank may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of any Bank Indebtedness then owing to Bank.

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          Creditor further agrees to execute and deliver to Bank such assignments or other instruments as may be required by Bank in order to enable Bank to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all or any of the Creditor Indebtedness.

     8. This Agreement shall continue in full force and effect until Creditor shall receive from Bank notice in writing of its termination upon the full payment of the entire Bank Indebtedness; provided that Borrower is not then indebted in any manner to Bank and Bank has no further commitment to make any further loans or credit accommodations to Borrower pursuant to the Loan Agreement, otherwise this Agreement shall remain in full force and effect.

     9. All notices, payments, requests, reports, information and demands which any party may desire or may be required to give or make to any other party shall be given or made upon such party by and hand delivery or by the deposit in the United States Mail, postage prepaid, Certified or Registered addressed as follows:

TO BANK:       American National Bank and
               Trust Company of Chicago
               120 South LaSalle Street - Div. 744
               Chicago, Illinois 60603

TO CREDITOR:   Richard A. Dolan
               288 Pembroke Lane
               Lake Forest, Illinois 60045

Said notice shall be deemed given when delivered or mailed as aforesaid.

     10. Creditor irrevocably agrees that subject to Bank's sole and absolute election, all actions or proceedings in any way, manner or respect, arising out of or from or related to this Agreement, the other agreements, or any collateral shall be litigated only in the courts having situs within the City of Chicago, State of Illinois. Creditor hereby consents and submits to the jurisdiction of any local, state or federal court located within the City of Chicago and State of Illinois. Creditor hereby waives any rights it may have to transfer or change venue of any litigation brought against Creditor by Bank in accordance with this paragraph.

     11. This Agreement shall be binding upon the successors and assigns of the Creditor, Borrower and Bank. This Agreement and any existing or future claim of Bank hereunder may be assigned by Bank, in whole or in part, without notice to Creditor or to Borrower. Bank may, without notice, assign this Agreement in whole or in part in connection with an assignment of the Loan Agreement or a sale of a participation thereunder.

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     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

"CREDITOR"


/s/ Richard A. Dolan
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Richard A. Dolan, Individually


"BANK"

American National Bank and Trust
Company of Chicago


By: /s/ Illegible
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Its: FIRST VICE PRES.

                             ACCEPTANCE OF BORROWER

     The undersigned Alltech Associates, Inc., an Illinois corporation, hereby accepts and consents to the foregoing Agreement and agrees to be bound by all of the provisions thereof and to recognize all priorities and rights granted thereby to American National Bank and Trust Company of Chicago, and its successors and assigns and to perform in accordance therewith.

"BORROWER"

Alltech Associates, Inc.
an Illinois corporation


By: /s/ Richard A. Dolan
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    Richard A. Dolan, Chairman of the Board

Dated: July 31, 2000

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$2,500,000.00                                                      July 31, 2000

For Value Received, the undersigned Alltech Associates, Inc., an Illinois corporation promises to pay to the order of Richard A. Dolan, an individual, TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS.

                                            Alltech Associates, Inc.
                                            an Illinois corporation


Due on Demand                               By: /s/ Richard A. Dolan
                                               ---------------------------------
                                               Richard A. Dolan,
                                               Chairman of the Board

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